Exhibit 10.1

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants.  Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612
A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by TGC Industries, Inc. (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and

WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,

NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee:		The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	Company

	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.

	(c)	Board.

	(d)	Other (specify): .

2.8 Compensation:		The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.

XX	(b)	Service Bonus.

	(c)	Performance-Based Compensation earned in a period of 12 months or more.

XX	(d)	Commissions.

XX	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

	(f)	Other:

2.9 Crediting Date:		The Deferred Compensation Account of a Participant shall be credited as follows:

Participant Deferral Credits at the time designated below:

	(a)	The last business day of each Plan Year.

	(b)	The last business day of each calendar quarter during the Plan Year.

	(c)	The last business day of each month during the Plan Year.

	(d)	The last business day of each payroll period during the Plan Year.

	(e)	Each pay day as reported by the Employer.

XX	(f)	On any business day as specified by the Employer.

	(g)	Other: .

Employer Credits at the time designated below:

XX	(a)	On any business day as specified by the Employer.

	(b)	Other: .

2.13 Effective Date:

XX	(a)	This is a newly-established Plan, and the Effective Date of the Plan is February 1, 2013.

	(b)	This is an amendment of a plan named dated and governing all contributions to the plan through . The Effective Date of this amended Plan is .

2.20 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	(a)	Age .

(b)

The later of age        or the                anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

XX	(c)	Other: The later of Age 65 or 5 Years of Service from Date of Hire

2.23 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN

TGC Industries, Inc.	101 E. Park Blvd., Suite 955	972-881-1099	74-2095844
Plano, TX 75074

2.26 Plan: The name of the Plan is

TGC Industries, Inc., Deferred Compensation Plan.

2.28 Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30 Seniority Date: The date on which a Participant has:

XX	(a)	Attained age 55.

	(b)	Completed Years of Service from First Date of Service.

	(c)	Attained age and completed Years of Service from First Date of Service.

	(d)	Attained an age as elected by the Participant.

	(e)	Not applicable — distribution elections for Separation from Service are not based on Seniority Date

4.1                          Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:

minimum deferral: %

maximum deferral: $ or 80%

XX	(b)	Service Bonus:

minimum deferral: %

maximum deferral: $ or 100%

	(c)	Performance-Based Compensation:

minimum deferral: %

maximum deferral: $ or %

XX	(d)	Commissions:

minimum deferral: %

maximum deferral: $ or 100%

XX	(e)	Form 1099 Compensation:

minimum deferral: %

maximum deferral: $ or 100%

	(f)	Other:

minimum deferral: %

maximum deferral: $ or %

	(g)	Participant deferrals not allowed.

4.2 Employer Credits: Employer Credits will be made in the following manner:

XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

			(ii)	Other: .

XX	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

		XX	(i)	An amount determined each Plan Year by the Employer.

			(ii)	Other: .

	(c)	Employer Credits not allowed.

5.2 Disability of a Participant:

XX	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3                          Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	(a)	An amount to be determined by the Committee.

	(b)	Other: .

XX	(c)	No additional benefits.

5.4 In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX	(a)	In-Service Accounts are allowed with respect to:
		XX	Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
		XX	Single lump sum payment.
Annual installments over a term certain not to exceed years.

Education Accounts are allowed with respect to:
Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

Education Accounts distributions may be made in the following manner:
Single lump sum payment.
Annual installments over a term certain not to exceed years.

If applicable, amounts not vested at the time payments due under this Section cease will be:
Forfeited
Distributed at Separation from Service if vested at that time

	(b)	No In-Service or Education Distributions permitted.

5.5 Change in Control Event:

XX	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6 Unforeseeable Emergency Event:

XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

6. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

XX	(a)	Normal Retirement Age.

XX	(b)	Death.

XX	(c)	Disability.

	(d)	Change in Control Event

	(e)	Other:

XX	(f)	Satisfaction of the vesting requirement as specified below:

	XX	Employer Discretionary Credits:

			(i)	Immediate 100% vesting.

			(ii)	100% vesting after Years of Service.

			(iii)	100% vesting at age .

		XX	(iv)
				Number of Years of Service		Vested Percentage

				Less than	1	0%
					1	20%
					2	40%
					3	60%
					4	80%
					5	100%
6%
7%
8%
9%
					10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

			(1)	First Day of Service.

			(2)	Effective Date of Plan Participation.

		XX	(3)

Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

XX	Other Employer Credits:

		(i)	Immediate 100% vesting.

	XX	(ii)	100% vesting after 3 Years of Service.

		(iii)	100% vesting at age .

(iv)
			Number of Years of Service	Vested Percentage

			Less than	1%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10 or more %

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	(1)	First Day of Service.

	(2)	Effective Date of Plan Participation.

XX	(3)

Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1                          Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service prior to Seniority Date, or Separation from Service if Seniority Date is Not Applicable

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

		(iii)	Other: .

(b)	Separation from Service on or After Seniority Date, If Applicable

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

	XX	(iii)	Other: Annual or quarterly installments over a term certain as elected by the Participant not to exceed 10 years.

(c)	Separation from Service Upon a Change in Control Event

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

	XX	(iii)	Other: Annual or quarterly installments over a term certain as elected by the Participant not to exceed 10 years.

(d)	Death

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

		(iii)	Other: .

(e)	Disability

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

	XX	(iii)	Other: Annual or quarterly installments over a term certain as elected by the Participant not to exceed 10 years.

		(iv)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:
Forfeited
Distributed at Separation from Service if vested at that time

(f)	Change in Control Event

	XX	(i)	A lump sum.

		(ii)	Annual installments over a term certain as elected by the Participant not to exceed years.

	XX	(iii)	Other: Annual or quarterly installments over a term certain as elected by the Participant not to exceed 10 years.

		(iv)	Not applicable.

If applicable, amounts not vested at the time payments due under this Section cease will be:
Forfeited
Distributed at Separation from Service if vested at that time

7.4	De Minimis Amounts.

(a)

Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $                       .  In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

	XX	(b)

There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1 Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

	XX	(a)	Company.

		(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14.                          Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 2.5, 9.3, 9.4, 12.2, &16.3,  of the Plan shall be amended to read as provided in attached Exhibit Exhibit A, B, C, & D . Section 2.17, 17.7, 18.1, 18.2, 18.3 & 18.4 are omitted from the plan.

XX	There are no amendments to the Plan.

17.9                   Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Texas, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

TGC Industries, Inc.
Name of Employer

By:	/s/ James K. Brata
Authorized Person
Date:	1/2/13

Exhibit A

2.5                               Change in Control Event” means an event described in Section 409A(a)(2)(A)(v) of the Code (or any successor provision thereto) and the regulations thereunder; provided, that an event shall not constitute a Change in Control event for purposes of this Plan unless it constitutes a “change in control” under the Company’s 2006 Stock Award Plan, as in effect on the Effective Date.

Exhibit B

9.3                               Indemnification. To the extent not covered by insurance, the Employer shall indemnify the Committee, each Employee, officer, director, and agent of the Employer, and all persons formerly serving in such capacities, against any and all liabilities or expenses, including all legal fees relating thereto, arising in connection with the exercise of their duties and responsibilities with respect to the Plan, provided however that the Employer shall not indemnify any person for liabilities or expenses due to that person’s own gross negligence or willful misconduct. The foregoing right of indemnification shall inure to the benefit of the successors and assigns, and the heirs, executors, administrators and personal representatives of the Committee, or any such employee, officer or director, and shall be in addition to all other rights to which the Committee, or any such employee, officer or director may be entitled as a matter of law, contract, or otherwise.

Exhibit C

9.4                               Reliance Upon Information. Neither the Committee nor any employee, officer or director of the Employer to whom the duties of the Committee have been delegated shall be liable for any decision, action, omission, or mistake in judgment in connection with the administration of the Plan, provided that he or she acted in good faith. Without limiting the generality of the foregoing sentence, any decision or action taken by the Committee in reasonable reliance upon information supplied to it by the Board of Directors, the Employer, legal counsel, or the Employer’s independent accountants shall be deemed to have been taken in good faith. The Committee or any such employee, officer or director of the Employer may from time to time consult with counsel who may be counsel to the Employer or other counsel, with respect to its obligations or duties hereunder, or with respect to any action, proceeding or question of law, and shall not be held liable with respect to any action taken or omitted, in good faith, pursuant to the advice of such counsel.

Exhibit D

12.2                        Plan-Approved Domestic Relations Orders. The Committee shall establish procedures for determining whether an order directed to the Plan is a Plan-Approved Domestic Relations Order. If the Committee determines that an order is a Plan-Approved Domestic Relations Order, the Committee shall cause the payment of amounts pursuant to or segregate a separate account as provided by (and to prevent any payment or act which might be inconsistent with) the Plan-Approved Domestic Relations Order, provided, however, that payment may only be authorized to the extent it would not cause an impermissible change time or form of payment under Section 409A of the Code.